Exhibit 10.8
Medicare Advantage Attestation of Benefit Plan
WELLCARE_OF NEW YORK, INC.
H3361
Date: 09/02/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with ail applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
020	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
021	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
024	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
027	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
031	0	7	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
039	0	5	WellCare Dividend	HMO	Renewal	0.00	N/A	09/02/2008	01/01/2009
043	0	7	WellCare Select	HMOPOS	Renewal	0.00	25.90	08/29/2008	01/01/2009
047	0	7	WellCare Liberty	HMO	Renewal	35.00	27.70	08/29/2008	01/01/2009
050	0	7	WellCare Liberty	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
051.	0	6	WellCare Passport	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
056	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	09/02/2008	01/01/2009
059	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	09/02/2008	01/01/2009
065	0	6	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
Page 1 of 4 — WELLCARE_OF NEW YORK, INC. — H3361 — 09/02/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
077	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	09/02/2008	01/01/2009
084	0	6	WellCare Select	HMOPOS	Renewal	0.00	17.80	08/29/2008	01/01/2009
098	0	6	WellCare Select	HMOPOS	Renewal	0.00	27.70	08/29/2008	01/01/2009
099	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
101	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	09/02/2008	01/01/2009
102	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
104	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
105	0	7	WellCare Advocate Complete	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
106	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
107	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
109	0	8	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
110	0	8	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
111	0	9	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
112	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
113	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
115	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
116	0	6	WellCare Access	HMO	Renewal	0.00	27.70	08/29/2008	01/01/2009
117	0	6	WellCare Select	HMOPOS	Renewal	0.00	27.70	08/29/2008	01/01/2009
119	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
120	0	5	WellCare Dividend Plus	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
124	0	5	WellCare Dividend	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
125	0	7	WellCare Olympic	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
801	0	3	WellCare Employer NY1	HMOPOS	Renewal	0.00	N/A	09/02/2008	01/01/2009
802	0	3	WellCare Employer NY2	HMOPOS	Renewal	0.00	N/A	09/02/2008	01/01/2009
Page 2 of 4 — WELLCARE_OF NEW YORK, INC. — H3361 — 09/02/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
803	0	3	WellCare Employer NY 3	HMOPOS	Renewal	0.00	N/A	09/02/2008	01/01/2009
804	0	3	WellCare Employer NY 4	HMOPOS	Renewal	0.00	N/A	09/02/2008	01/01/2009
Page 3 of 4 — WELLCARE_OF NEW YORK, INC. — H3361 — 09/02/2008

/s/ Heath Schiesser	9/5/08
CEO:	Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran	9/5/08
CFO:	Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)
Page 4 of 4 — WELLCARE_OF NEW YORK, INC. — H3361 — 09/02/2008